MULTI-PORTFOLIO FUND
                          PHOENIX STRATEGIC INCOME FUND
           Supplement dated February 24, 1999 to the Prospectus dated
             March 27, 1998, As supplemented May 28, 1998, June 26,
                            1998 and November 2, 1998


         On February 24, 1999, the Board of Trustees of Phoenix Multi-Portfolio Fund voted to direct the mandatory redemption of all shares of all classes of the Phoenix Strategic Income Fund. The Trustees determined that liquidation is in the best interests of the shareholders based upon consideration of the expense of maintaining this Fund. The Phoenix Strategic Income Fund is therefore closed to new investors.

         On or about March 26, 1999, this Fund will be closed to all investor deposits and will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Phoenix Strategic Income Fund for shares of the same class of any other Affiliated Phoenix Fund. An Affiliated Phoenix Fund includes any other mutual fund advised, subadvised or distributed by the Adviser or Distributor, or any corporate affiliate of either or both the Adviser and Distributor, provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds. Shareholders may also redeem their shares at any time prior to the Fund's liquidation on or about March 26, 1999.



           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.

PXP 467SI (2/99)